EXECUTION VERSION AMENDMENT NO. 5 TO CREDIT AGREEMENT THIS AMENDMENT NO. 5 (this “Amendment”) is made as of November 7, 2017 (the “Effective Date”) by and among PROASSURANCE CORPORATION (the “Borrower”), the lenders listed on the signature pages hereto (the “Lenders”) and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the "Administrative Agent"), under that certain Credit Agreement, dated as of April 15, 2011 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement. WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and WHEREAS, the Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows. ARTICLE I - AMENDMENT Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, clause (xiii) of Section 6.16 of the Credit Agreement is hereby amended to (1) delete the reference to “clause (x)” therein and insert “clause (xiii)” in place thereof and (2) delete the reference to “$25,000,000” contained therein and insert “$75,000,000” in place thereof. ARTICLE II- REPRESENTATIONS AND WARRANTIES The Borrower hereby represents and warrants as follows: 2.1 This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally. 2.2 As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and ACTIVE 225744210v.5

2 correct in all respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date. ARTICLE III- CONDITIONS PRECEDENT This Amendment shall become effective on the Effective Date; provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent: 3.1 The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Lenders. 3.2 All of the Administrative Agent’s accrued costs, fees and expenses through the date hereof shall be fully paid. ARTICLE IV- GENERAL 4.1 Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent incurred in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith. 4.2 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. 4.3 Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable. 4.4 Governing Law. This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of Delaware, but giving effect to federal laws applicable to national banks. 4.5 Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective

3 successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders. 4.6 Reference to and Effect on the Credit Agreement. a. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby. b. Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed. c. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. 4.7 Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment. (signature pages follow)